                                 EXHIBIT 2

                            POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT:

         The undersigned Owen Randall Rissman constitutes and appoints Robert Dunn Glick his true and lawful attorney-in-fact on his behalf and in his place and stead, in any and all capacities, to execute any and all Schedules 13G or 13D and any amendments thereto relating to ownership of any voting equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, as required by rules and regulations promulgated under said Securities Exchange Act of 1934, and to file the same with all documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done and hereby ratifying and confirming all said attorney-in-fact and his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has caused this power of attorney to be executed on this 23rd day of October, 2000.


                                       /s/ Owen Randall Rissman
                                       ---------------------------------------
                                       Owen Randall Rissman

                                 EXHIBIT 2

                            POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT:

         The undersigned Roger Shiffman constitutes and appoints Robert Dunn Glick his true and lawful attorney-in-fact on his behalf and in his place and stead, in any and all capacities, to execute any and all Schedules 13G or 13D and any amendments thereto relating to ownership of any voting equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, as required by rules and regulations promulgated under said Securities Exchange Act of 1934, and to file the same with all documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done and hereby ratifying and confirming all said attorney-in-fact and his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has caused this power of attorney to be executed on this 23rd day of October, 2000.


                                       /s/ Roger Shiffman
                                       ---------------------------------------
                                       Roger Shiffman